Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
15-Jul-02

Collection Period                  June 2, 2002 to July 1, 2002
Determination Date                 July 10, 2002
Distribution Date                  July 15, 2002

Available Amounts
-----------------

               Scheduled Payments plus Payaheads, net of Excluded Amounts               3,121,111.44
               Prepayment Amounts                                                         303,434.09
               Recoveries                                                                 210,338.01
               Investment Earnings on Collection Account and Reserve Fund                   4,025.22
               Late Charges                                                                 3,579.36
               Servicer Advances                                                                0.00
                                                                                                ----
               Total Available Amounts                                                  3,642,488.12
               -----------------------                                                  ============

Payments on Distribution Date
-----------------------------

        (A)**  Trustee Fees (only applicable pursuant to an Event of Default)                   0.00
        (A)    Unreimbursed Servicer Advances to the Servicer                                   0.00
        (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer             0.00
        (C)    Interest due to Class A-1 Notes                                                  0.00
        (D)    Interest due to Class A-2 Notes                                                  0.00
        (E)    Interest due to Class A-3 Notes                                                  0.00
        (F)    Interest due to Class A-4 Notes                                            135,575.76
        (G)    Interest due to Class B Notes                                               13,495.76
        (H)    Interest due to Class C Notes                                               11,983.78
        (I)    Interest due to Class D Notes                                               22,175.27
        (J)    Class A-1 Principal Payment Amount                                               0.00
        (K)    Class A-2 Principal Payment Amount                                               0.00
        (L)    Class A-3 Principal Payment Amount                                               0.00
        (M)    Class A-4 Principal Payment Amount                                               0.00
        (N)    Class B Principal Payment Amount                                                 0.00
        (O)    Class C Principal Payment Amount                                                 0.00
        (P)    Class D Principal Payment Amount                                                 0.00
        (Q)    Additional Principal to Class A-2 Notes                                          0.00
        (R)    Additional Principal to Class A-3 Notes                                          0.00
        (S)    Additional Principal to Class A-4 Notes                                  3,484,287.90
        (T)    Additional Principal to Class B Notes                                            0.00
        (U)    Additional Principal to Class C Notes                                            0.00
        (V)    Additional Principal to Class D Notes                                            0.00
        (W)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                 0.00
        (X)    Deposit to the Reserve Fund                                                (25,030.35)
        (Y)    Excess to Certificateholder                                                      0.00
                                                                                                ----
               Total distributions to Noteholders and Certificateholders                3,642,488.12
               ---------------------------------------------------------                ============

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

               Trustee fees due on Distribution Date                                        0.00

Unreimbursed Servicer Advances
------------------------------

               Unreimbursed Servicer Advances                                               0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

          (i)  Servicing Fee Percentage                                                    0.40%
         (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period    36,097,996.33
        (iii)  Servicing Fee ( ( (i) / 12 ) x (ii) )                                        0.00
         (iv)  Servicing Fee accrued but not paid in prior periods                          0.00
               Total Servicing Fee due and accrued ( (iii) + (iv) )                         0.00
               Servicing Fee carried forward                                                0.00
               Monthly Servicing Fee distributed                                            0.00

Class A-1 Interest Schedule
---------------------------

               Opening Class A-1 principal balance                                             -
               Class A-1 Interest Rate                                                  4.94795%
               Number of days in Accrual Period                                               30
               Current Class A-1 interest due                                               0.00
               Class A-1 interest accrued but not paid in prior periods                     0.00
               Total Class A-1 interest due                                                 0.00
               Class A-1 interest carried forward                                           0.00
               Class A-1 interest distribution                                              0.00

Class A-2 Interest Schedule
---------------------------

               Opening Class A-2 principal balance                                             -
               Class A-2 Interest Rate                                                     5.26%
               Current Class A-2 interest due                                               0.00
               Class A-2 interest accrued but not paid in prior periods                     0.00
               Total Class A-2 interest due                                                 0.00
               Class A-2 interest carried forward                                           0.00
               Class A-2 interest distribution                                              0.00

Class A-3 Interest Schedule
---------------------------

               Opening Class A-3 principal balance                                             -
               Class A-3 Interest Rate                                                  5.50000%
               Current Class A-3 interest due                                               0.00
               Class A-3 interest accrued but not paid in prior periods                     0.00
               Total Class A-3 interest due                                                 0.00
               Class A-3 interest carried forward                                           0.00
               Class A-3 interest distribution                                              0.00

Class A-4 Interest Schedule
---------------------------

               Opening Class A-4 principal balance                                 28,948,561.57
               Class A-4 Interest Rate                                                  5.62000%
               Current Class A-4 interest due                                         135,575.76
               Class A-4 interest accrued but not paid in prior periods                     0.00

               Total Class A-4 interest due                                           135,575.76
               Class A-4 interest carried forward                                           0.00
               Class A-4 interest distribution                                        135,575.76

Class B Interest Schedule
               Opening Class B principal balance                                               2,782,630.66
               Class B Interest Rate                                                                5.82000%
               Current Class B interest due                                                       13,495.76
               Class B interest accrued but not paid in prior periods                                  0.00
               Total Class B interest due                                                         13,495.76
               Class B interest carried forward                                                         -

               Class B interest distribution                                                      13,496.76

Class C Interest Schedule
               Opening Class C principal balance                                               2,226,089.76
               Class C Interest Rate                                                                6.46000%
               Current Class C interest due                                                       11,983.78
               Class C interest accrued but not paid in prior periods                                  0.00
               Total Class C interest due                                                         11,983.78
               Class C interest carried forward                                                         -

               Class C interest distribution                                                      11,983.78

Class D Interest Schedule

               Opening Class D principal balance                                               2,901,888.98
               Class D Interest Rate                                                                9.17000%
               Current Class D interest due                                                       22,175.27
               Class D interest accrued but not paid in prior periods                                  0.00
               Total Class D interest due                                                         22,175.27
               Class D interest carried forward                                                        0.00
               Class D interest distribution                                                      22,175.27


Class A-1 Principal Schedule
        `      Class A-1 Maturity Date                                                         May 15, 2000
         (i)   Opening Class A-1 principal balance                                                      -
         (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance    36,859,170.97
        (iii)  ADCB as of last day of the Collection Period                                   32,355,633.36
               Monthly Principal Amount ((ii) - (iii))                                         4,503,537.61
         (iv)  Class A-1 Principal Payment Amount                                                       -
               Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                           -
               Class A-1 Principal Payment Amount distribution                                          -
               Principal carryforward Class A-1                                                        0.00

               Class A-1 Principal Balance after current distribution                                  0.00

Class A Principal Payment Amount

         (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount          28,948,561.57
        (ii)   Class A Target Investor Principal Amount (90.9583%* ending ADCB)               29,430,134.06
               Class A Principal Payment Amount                                                        0.00
               Funds available for distribution                                                        0.00

Class A-2 Principal Schedule
               Opening Class A-2 principal balance                                                      -
               Class A-2 Principal Payment Amount distribution                                         0.00

               Class A-2 principal balance after current distribution                                   -

Class A-3 Principal Schedule
               Opening Class A-3 principal balance                                                      -
               Class A-3 Principal Payment Amount distribution                                         0.00

               Class A-3 principal balance after current distribution                                   -

Class A-4 Principal Schedule
----------------------------
               Opening Class A-4 principal balance                                28,948,561.57
               Class A-4 Principal Payment Amount distribution                             0.00
               Class A-4 principal balance after current distribution             28,948,561.57

Class B Principal Schedule
--------------------------

               Opening Class B principal balance                                   2,782,630.66
               Class B Target Investor Principal Amount (3.7674% * ending ADCB)    1,218,966.13
               Class B Floor                                                       3,106,191.55
               Class B Principal Payment Amount due                                        0.00
               Class B Principal Payment Amount distribution                               0.00
               Class B principal balance after current distribution                2,782,630.66

Class C Principal Schedule
--------------------------

               Opening Class C principal balance                                   2,226,089.76
               Class C Target Investor Principal Amount (3.0139% * ending ADCB)      975,166.43
               Class C Floor                                                       2,226,089.76
               Class C Principal Payment Amount due                                        0.00
               Class C Principal Payment Amount distribution                               0.00
               Class C principal balance after current distribution                2,226,089.76

Class D Principal Schedule
--------------------------

               Opening Class D principal balance                                   2,901,888.98
               Class D Target Investor Principal Amount (1.5070% * ending ADCB)      487,599.39
               Class D Floor                                                       2,901,888.98
               Class D Principal Payment Amount due                                        0.00
               Class D Principal Payment Amount distribution                               0.00
               Class D principal balance after current distribution                2,901,888.98

Additional Principal Schedule
-----------------------------

               Floors applicable (Yes/No)                                                   Yes
               Monthly Principal Amount                                            4,503,537.61
               Sum of Principal Payments payable on all classes                               -
               Additional Principal payable                                        4,503,537.61
               Additional Principal available, if payable                          3,484,287.90
               Class A-2 Additional Principal allocation                                   0.00
               Class A-2 principal balance after current distribution                      0.00
               Class A-3 Additional Principal allocation                                   0.00
               Class A-3 principal balance after current distribution                      0.00
               Class A-4 Additional Principal allocation                           3,484,287.90
               Class A-4 principal balance after current distribution             25,464,273.67
               Class B Additional Principal allocation                                     0.00
               Class B principal balance after current distribution                2,782,630.66
               Class C Additional Principal allocation                                     0.00
               Class C principal balance after current distribution                2,225,089.76
               Class D Additional Principal allocation                                     0.00
               Class D principal balance after current distribution                2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer

        (i)    Servicing Fee Percentage                                                               0.40%
        (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period              35,931,396.77
        (iii)  Servicing Fee due ( ( (i) / 12 ) * (ii) )                                         11,977.13
        (iv)   Servicing Fee accrued but not paid in prior periods                            1,740,197.23
               Total Servicing Fee due and accrued ( (iii) + (iv) )                           1,752,174.36
               Servicing Fee carried forward                                                  1,752,174.36

               Monthly Servicing Fee distributed                                                      0.00

   Reserve Fund Schedule

               ADCB as of the end of the Collection Period                                   32,355,633.36
               Required Reserve Amount (ending ADCB * 0.70%)                                    226,489.43
               Prior month Reserve Fund balance                                                 251,519.78
               Deposit to Reserve Fund - excess funds                                                 0.00
               Interim Reserve Fund Balance                                                     251,519.78
               Current period draw on Reserve Fund for Reserve Interest Payments                      0.00
               Current period draw on Reserve Fund for Reserve Principal Payments                25,030.35
               Excess to Certificateholder                                                            0.00
               Ending Reserve Fund balance                                                      226,469.43

               Reserve Fund balance as a percentage of ADCB as of the end of the
                 Collection Period                                                                    0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                         0.00
        Initial Class A-1 principal balance                       130,040,761.00

        Note factor                                                  0.000000000

        Class A-2
        ---------
        Class A-2 principal balance                                         0.00
        Initial Class A-2 principal balance                        66,680,434.00

        Note factor                                                  0.000000000

        Class A-3
        ---------
        Class A-3 principal balance                                         0.00
        Initial Class A-3 principal balance                       135,293,633.00

        Note factor                                                  0.000000000

        Class A-4
        ---------
        Class A-4 principal balance                                25,464,273.67
        Initial Class A-4 principal balance                        31,345,216.00

        Note factor                                                  0.812381502

        Class B
        -------
        Class B principal balance                                   2,782,630.66
        Initial Class B principal balance                           9,663,831.00

        Note factor                                                  0.287942811

        Class C
        -------
        Class C principal balance                                   2,226,089.76
        Initial Class C principal balance                           7,731,065.00

        Note factor                                                  0.287940893

        Class D
        -------
        Class D principal balance                                   2,901,888.98
        Initial Class D principal balance                           3,865,532.00

        Note factor                                                  0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

        (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution
                 Date                                                                          36,859,170.97
        (ii)   Overcollateralization Balance as of the preceding Distribution Date                      0.00
        (iii)  Monthly Principal Amount                                                         4,503,537.61
        (iv)   Available Amounts remaining after the payment of interest                        3,459,257.55
        (v)    ADCB as of the end of the Collection Period                                     32,355,633.36
               Cumulative Loss Amount                                                           1,044,280.06

Class B Floor Calculation
-------------------------
               Class B Floor percentage                                                                 1.86%
               Initial ADCB                                                                   386,553,237.98
               Cumulative Loss Amount for current period                                        1,044,280.06
               Sum of Outstanding Principal Amount of Class C Notes, Class D,
                 Class E Notes and Overcollateralization Balance                                5,127,978.74
               Class B Floor                                                                    3,106,191.55

Class C Floor Calculation
-------------------------
              Class C Floor percentage                                                                  1.09%
              Initial ADCB                                                                    386,553,237.98
              Cumulative Loss Amount for current period                                         1,044,280.06
              Sum of Outstanding Principal Amount of Class D Notes and
                Overcollateralization Balance                                                   2,901,888.98
              Class C Floor                                                                     2,226,089.76

Class D Floor Calculation
-------------------------
               Class D Floor percentage                                                                 0.47%
               Initial ADCB                                                                   386,553,237.98
               Cumulative Loss Amount for current period                                        1,044,280.06
               Overcollateralization Balance                                                            0.00
               Class D Floor                                                                    2,901,888.98

Heller Financial, Inc. is the Servicer (Yes/No)                                                          Yes

An Event of Default has occurred (Yes/No)                                                                 No

10% Substitution Limit Calculation
----------------------------------
               ADCB as of the Cut-off Date:                                                   386,553,237.98
               Cumulative DCB of Substitute Contracts replacing materially modified
                 contracts                                                                      5,700,693.36
               Percentage of Substitute Contracts replacing materially modified contracts               1.47%

               Percentage of Substitute Contracts replacing modified contracts exceeds
                 10% (Yes/No)                                                                             No

5% Skipped Payment Limit Calculation
------------------------------------
               The percent of contracts with Skipped Payment modifications                              0.46%
               The DCB of Skipped Payment modifications exceeds 5% of the
                 initial ADCB (Yes/No)                                                                    No
               Any Skipped Payments have been deferred later than January 1, 2006                         No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                 35,931,396.77
ADCB as of the last day of the Collection Period                                                  32,355,633.36

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts        377,927.41
Number of Contracts that became Defaulted Contracts during the period                                         8
Defaulted Contracts as a percentage of ADCB (annualized)                                                  14.02%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts           301,941.49
Number of Prepaid Contracts as of the last day of the Collection Period                                       2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts          0
Number of Substitute Contracts as of the last day of the Collection Period                                    0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                0.00
Number of Warranty Contracts as of the last day of the Collection Period                                      0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period     210,338.01

Delinquencies and Losses                        Dollars                   Percent
------------------------                        -------                   -------
     Current                                 29,706,625.32                 91.81%
     31-60 days past due                      1,083,141.12                  3.35%
     61-90 days past due                      1,282,905.79                  3.97%
     Over 90 days past due                      282,961.13                  0.87%
     Total                                   32,355,633.36                100.00%
     31+ days past due                        2,649,008.04                  8.19%

(i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                     14,567,640.74
(ii) Cumulative Recoveries realized on Defaulted Contracts                                         7,287,346.03
     Cumulative net losses to date ( (i) - (ii) )                                                  7,280,294.71
     Cumulative net losses as a percentage of the initial ADCB                                             1.88%